 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CHINA YIDA HOLDING, CO.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA YIDA HOLDING, CO.

28/F Yifa Building, No. 111 Wusi Road
Fuzhou, Fujian, P. R. China 350003

 April 30, 2012

To the shareholders of CHINA YIDA HOLDING, CO.:

The annual meeting of the shareholders (the “Annual Meeting”) of China Yida Holding, Co., a Delaware corporation (the “Company”), will be held on June 17, 2012, at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China 350003.

Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on the matters scheduled to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I urge you to vote your shares. We are providing the voting of your shares by mail and you can vote by executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

By:	/s/ Minhua Chen
Minhua Chen
President, Chief Executive Officer, and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on June 17, 2012: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2011 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.yidacn.net.  These proxy materials are available free of charge.

CHINA YIDA HOLDING, CO.

28/F Yifa Building, No. 111 Wusi Road
Fuzhou, Fujian, P. R. China 350003

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

June 17, 2012
10:00 a.m. China Standard Time

To the shareholders of China Yida Holding, Co.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Yida Holding, Co., a Delaware corporation (the “Company”), will be held on June 17, 2012 at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.
To elect five (5) directors to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accountants for fiscal year ending December 31, 2012;

3.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal. Only shareholders of record as of the close of business on May 4, 2012 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

By:	/s/ Minhua Chen
Minhua Chen
Chief Executive Officer, President and Chairman of the Board

Fuzhou, China
April 30, 2012

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of China Yida Holding, Co. for use at our annual meeting of stockholders to be held at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003 on June 17, 2012 at 10:00 a.m. China Standard Time. Voting materials, including this proxy statement, the proxy card and our 2011 Annual Report on Form 10-K for the year ended December 31, 2011, are being mailed to all of our stockholders on or about May 25, 2012.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	to elect a Board of Directors consisting of five members;
•	to ratify the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm; and
•	such other matters as may properly come before the annual meeting or any adjournments thereof.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote “FOR” each of the nominees to the Board of Directors and “FOR” the proposal ratifying the appointment of KCCW Accountancy Corp.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail whether or not you attend the annual meeting. To obtain directions to attend the annual meeting, please call +86 (591) 2830 2230. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

You can vote by proxy by mail by using the enclosed proxy card. If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors and the ratification of the appointment of our auditor, we are not aware of any other business to be acted upon at the annual meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm which is considered a routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including the election of directors, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On May 4, 2012, the Record Date for determining which stockholders are entitled to vote, we expect there will be 19,571,785 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one China Yida Holding, Co. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

China Yida Holding, Co.
Attention: Corporate Secretary
28/F, Yifa Building, No.111 Wusi Road
Fuzhou, Fujian Province, China, 350003
Tel: +86 (591) 2830 2230
Fax: +86 (591) 2830 8358

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

How can I obtain a copy of China Yida Holding, Co.’s 2011 Annual Report on Form 10-K?

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2011 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”. We will furnish the Form 10-K without exhibits at no charge. If you prefer a copy of the Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits). Our 2011 Annual Report on Form 10-K is available by accessing our Investor Relations page of our website at www.yidacn.net and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors. The proposal to ratify the appointment of KCCW Accountancy Corp. as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

How can I communicate with the non-employee directors on China Yida Holding, Co. Board of Directors?

The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary. Stockholders can send communications by mail to:

China Yida Holding, Co.
Attention: Corporate Secretary
28/F, Yifa Building, No.111 Wusi Road
Fuzhou, Fujian Province, China, 350003

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the Board of Directors or committees thereof or that our corporate secretary otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing us at:

China Yida Holding, Co.
Attention: Corporate Secretary
28/F, Yifa Building, No.111 Wusi Road
Fuzhou, Fujian Province, China, 350003
Tel: +86 (591) 2830 2230
Fax: +86 (591) 2830 8358

CORPORATE GOVERNANCE

Meetings and Board Committees

The Board held two meetings during 2011.  In fiscal year 2011, the Audit Committee held two meetings. Each director attended at least 75% of the Board of Directors and committee meetings of which he was a member during such time as he served as a director.  From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law.  During the year ended December 31, 2011, there is no action taken by our Board of Directors by unanimous consent.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

Audit Committee

Our Board of Directors has a standing audit committee which carries out its responsibilities pursuant to the audit committee written charters, which are available on our website at www.yidacn.net.

The Audit Committee, which currently is comprised of Michael Marks, Chunyu Yin, and Fucai Huang, met two (2) times during 2011.  Each member of the Audit Committee is independent, as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”).  The Audit Committee assists the Board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit of our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.  The Board has determined that Mr. Michael Marks qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Nominating and Compensation Committees

The Company does not have a nominating or compensation committee.  In 2009, the Board of Directors of the Company approved the adoption of the procedures for the selection of director nominees.  Pursuant to NASDAQ Rule 5605(e)(1), a majority of the independent directors shall recommend and select the director nominees.  Each of our directors participates in the consideration of director nominees.  In 2009, the Board of Directors of the Company also approved the adoption of the independent director oversight of Executive Officer compensation.  Pursuant to NASDAQ Rule 5605(d), all matters regarding executive officer compensation shall be submitted for approval or recommendation by a majority of the independent directors.  Our independent directors are Michael Marks, Chunyu Yin and Fucai Huang.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Michael Marks, Fucai Huang and Chunyu Yin qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

The Board’s Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Director’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive in its industry.

Effective risk oversight is an important priority of the Board.  The Board has implemented a risk governance framework to:

•	Understand critical risks in the Company’s business and strategy;
•	Allocate responsibilities for risk oversight among the full Board;
•	Evaluate the Company’s risk management process and see they are functioning adequately;
•	Facilitate open communication between management and directors; and
•	Foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company’s management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, the Audit Committee and individual Directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

The Audit Committee plays significant role in overseeing risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics program, including the Code of Conduct. The Audit Committee members meet separately with the Company’s financial controller and representatives of the independent auditing firm.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short- term strategies.  Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages.  Additionally, because three (3) of our five (5) current Board members have been deemed to be independent by our Board, we believe our board structure provides sufficient independent oversight of our management.

We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Minhua Chen, the Chairman of the Board of Directors, at 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, P. R. China, 350003. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Chen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings but we encourage every director and executive officer to attend our annual meetings. Our directors Minhua Chen, Yanling Fan and Michael Marks attended last year’s annual meeting.

DIRECTOR COMPENSATION

Directors who also serve as employees of the Company do not receive payment for services as directors. The independent directors of the Board of Directors are responsible for reviewing and making decisions regarding all matters pertaining to fees and retainers paid to Directors of the Board. The independent directors may engage consultants or advisors in connection with their compensation review and analysis. The independent directors did not engage any consultants in 2011.

In making non-employee Director’s compensation decisions, the independent directors take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and the forms of compensation paid to directors by comparable corporations.

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended December 31, 2011.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Minhua Chen	0		—		—		—	—	—	0
Yangling Fan	0		—		—		—	—	—	0
Chunyu Ying	7,800	(1)	—		—		—	—	—	7,800
Fucai Huang	7,800	(1)	—		—		—	—	—	7,800
Michael Marks	55,000	(1)	36,500	(2)	103,980	(2)	—	—	—	195,480

(1) For their capacity serving as independent directors of the Company. Mr. Marks received more compensation than the other non-executive directors because he is serves as Chairman of the Audit Committee and has accepted additional responsibilities in that capacity. The Company also believed that the additional compensation was necessary in order to compensate him for his expertise with U.S. GAAP, corporate governance and his prior experience with U.S. public companies.

(2) Mr. Marks was also granted 30,000 shares of common stock issuable upon exercise of vested stock options, pursuant to a non-qualified stock option agreement dated June 10, 2010 and amended on March 17, 2011, and 20,000 shares of common stock pursuant to an independent director agreement dated June 10, 2011. The estimated value of the stock options was $103,980, with one half vested on the Grant Date and the second half vested on June 10, 2011. The estimated value of the 20,000 shares was $73,000 on June 10, 2011, $36,500 of which was recognized as compensation expense in 2011.  The issuance of the 20,000 shares by the transfer agent has been in process.

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

In the event of a Change in Control (as defined below) of the Company, and except as otherwise set forth in the applicable Award agreement, all unvested portions of Awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by a committee of the board of directors designated to administer the Incentive Plan (the “Committee”), and restrictions to which any shares of restricted stock or any other Award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of the Company’s common stock on such terms as determined by the Committee.  Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

A “Change in Control” shall mean the occurrence of any of the following events:

i.
Approval by stockholders of the company of (a) any consolidation or merger of the company in which the company is not the continuing or surviving corporation or pursuant to which shares of stock of the company would be converted into cash, securities or other property, other than a consolidation or merger of the company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the company;

ii.
either (A) receipt by the company of a report on schedule 13D, or an amendment to such a report, filed with the Securities and Exchange Commission (“SEC”) pursuant to section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) disclosing that any person, group, corporation or other entity (a “Person”) is the beneficial owner, directly or indirectly, of 20% or more of the outstanding stock of the company or (B) actual knowledge by the company of facts, on the basis of which any person is required to file such a report on schedule 13D, or an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time Specified in Section 13(d) Of the Exchange Act) disclosing that such a person is the beneficial owner, directly or indirectly, of 20% or more of the outstanding stock of the company;

iii.
purchase by any person (as defined in section 13 (d) of the Exchange Act), corporation or other entity, other than the company or a wholly owned subsidiary of the company, of shares pursuant to a tender or exchange offer, to acquire any stock of the company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such person, group, corporation or other entity is the beneficial owner (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, Of 20% or More of the Outstanding Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire stock); or

iv.
the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the company immediately prior to the combination do not hold, directly or indirectly, more than 50% of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates (as defined in the rules of the Securities and Exchange Commission) of such other company in exchange for stock of such other company).

AUDIT COMMITTEE REPORT

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2011 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.  In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2011 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Michael Marks
Chunyun Yin
Fucai Huang

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board. On November 5, 2011, former Chief Financial Officer George Wung and former Vice President of Investor Relations Wei Zhang submitted resignation letter as the officers of the Company, effective December 31, 2011. On January 6, 2012, the Board appointed Yongxin Lin as the interim Chief Financial Officer of the Company, effective immediately.

Executive Officers	Position/Title	Age
Minhua Chen	Chief Executive Officer and President	55
Yanling Fan	Chief Operating Officer	39
Yongxin Lin	Interim Chief Financial Officer and Financial Controller	41

The following is the biographical summary of Yongxin Lin. Information pertaining to Mr. Chen and Ms. Fan, who are both a director and an executive officer of the Company, may be found in Proposal 1 Election of Directors.
Yongxin Lin

Mr. Lin has served as our Financial Controller since October 2003 and was elected as our interim Chief Financial Officer on January 6, 2012. He has extensive financial experience working at large-scale enterprises in Fujian province. Previously, Mr. Lin served as the Chief Financial Director at Fujian Furi Group Co., Ltd, and was also an accountant for China Fujian International Economic and Technological Cooperation Company. Mr. Lin is a Certified Public Accountant in China, and is a professional member of the CICPA. He received his Bachelor of Art degree in Accounting in 1994.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its Chief Executive Officer and Chief Financial Officer, and other named executive officers for each of the two fiscal years ended December 31, 2011 and December 31, 2010.

Summary Compensation Table
Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Minhua Chen	2011	$56,250								1,300	(1)		$57,550
CEO, President and	2010	$18,400	(1)		0	0		0	0	400	(1)		$18,800
Chairman

Yanling Fan	2011	$48,750								1,300	(2)		$50,050
Chief Operating Officer	2010	$15,920	(2)		0	0		0	0	400	(2)		$16,320

George Wung	2011	$54,000										$
Former Chief Financial Officer (3)	2010	$54,000		0	0	146,250	(4)	0	0	0			$200,250

Wei Zhang	2011	$50,000										$
Former VP of Investor Relations (5)	2010	$50,000		0	0	146,250	(6)	0	0	0			$196,250

(1)
Mr. Chen started to receive a salary of $4,600 per month from the Company in September 2010.  Mr. Chen also receives a $100 per month as lunch reimbursement commencing in September 2010. The lunch reimbursement increases to $120 per month commencing August 2011.

(2)
Ms. Fan started to receive a salary of $3,980 per month from the Company in September 2010.  Ms. Fan also receives a $100 per month as lunch reimbursement commencing in September 2010. The lunch reimbursement increases to $120 per month commencing August 2011.

(3)
On November 5, 2011, Mr. George Wung submitted a letter of resignation resigning from his position as our Chief Financial Officer. The resignation will be effective as of December 31, 2011. Mr. Wung did not hold any positions on any committee of the Board of Directors. The resignation was the result of a personal decision and not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(4)
Valued at market price of $9.75 per share as of January 21, 2011. Represents 15,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. George Wung pursuant to a non-qualified stock option agreement dated January 21, 2010. Mr. Wung transferred such options to purchase 15,000 shares to Mr. Minhua Chen, our Chief Executive Officer, as a gift on January 6, 2012. Mr. Wung does not own any other stock options following the termination of his employment with the Company.

(5)
On November 5, 2011, Mr. Wei Zhang submitted a letter of resignation resigning from his position as our Corporate Secretary and Vice President of Investor Relations. The resignation will be effective as of December 31, 2011. Mr. Zhang did not hold any positions on any committee of the Board of Directors. The resignation was the result of a personal decision and not the result of any disagreement with us on any matter relating to our operations, policies or practices.

(6)
Valued at market price of $9.75 per share as of January 21, 2011. Represents 15,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. Wei Zhang pursuant to a non-qualified stock option agreement dated January 21, 2010. Mr. Zhang transferred such options to purchase 15,000 shares to Mr. Minhua Chen, our Chief Executive Officer, as a gift on January 6, 2012. Mr. Zhang does not own any other stock options following the termination of his employment with the Company.

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

We did not enter into any employment agreements with any of our current executives.

Outstanding Equity Awards at Fiscal Year-End

At December 31, 2011, our director Michael Marks had 60,000 vested non-qualified stock options of the Company and 20,000 shares of common stock pursuant to a direct agreement.

Option Exercises and Stock Vested

Our executives did not exercise any stock options.

Our independent director Michael Marks holds vested stock options to purchase a total 60,000 shares of common stock. Options to purchase 15,000 shares of the Company’s common stock vested on December 10, 2009 and became exercisable at $14.84 per share, which will expire on December 10, 2019. Options to purchase 15,000 shares of the Company’s common stock vested on June 10, 2010 and became exercisable at $13.67 per share, which will expire on June 10, 2020.  On March 17, 2011, Mr. Marks was also issued options to purchase 30,000 shares of the Company’s common stock of which 15,000 vested immediately, have an exercise price of $7.96 which will expire on March 17, 2021 and the other 15,000 vested on June 6, 2011, have an exercise price equal to the Fair Market Value of the Common Stock on that date and will expire on June 10, 2021.

On January 21, 2011 (the “Grant Date”), our former Chief Financial Officer, George Wung, was issued stock options to purchase a total of Seventy Five Thousand (75,000) shares of common stock. The non-qualified stock option to acquire Fifteen Thousand (15,000) shares of common stock vested on the Grant Date and the non-qualified stock option to acquire the additional Sixty Thousand (60,000) shares will vest in Twenty Thousand share increments beginning on the first, second and third anniversaries of the Grant Date. The Exercise Price for the stock options is $9.75 and the options will expire 10-years from the date such option vests. Mr. Wung transferred such options to purchase 15,000 shares to Mr. Minhua Chen, our Chief Executive Officer, as a gift on January 6, 2012. Mr. Wung does not own any stock or stock options following the termination of his employment with the Company.

On January 21, 2011 (the “Grant Date”), our former VP of Public Relations, Wei Zhang, was issued stock options to purchase a total of Seventy Five Thousand (75,000) shares of common stock. The non-qualified stock option to acquire Fifteen Thousand (15,000) shares of common stock vested on the Grant Date and the non-qualified stock option to acquire the additional Sixty Thousand (60,000) shares will vest in Twenty Thousand share increments beginning on the first, second and third anniversaries of the Grant Date. The Exercise Price for the stock options is $9.75 and the options will expire 10-years from the date such option vests. Mr. Zhang transferred such options to purchase 15,000 shares to Mr. Minhua Chen, our Chief Executive Officer, as a gift on January 6, 2012. Mr. Zhang does not own any stock or stock options following the termination of his employment with the Company.

Pension Benefits

We do not provide our named executive officers a defined benefit plan in connection with their retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide our named executive officers any compensation pursuant to a nonqualified plan.

Severance and Change of Control Agreements

We do not have any agreements or arrangements providing for payments to an executive officer in connection with any termination of the officer's employment or change of control of our Company.

2009 Equity Incentive Plan

On August 10, 2009, with the written consent of our majority stockholders, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”) The Incentive Plan gives us the ability to grant stock options, restricted stock, stock appreciation rights (SARs), and other stock-based awards (collectively, “Awards”) to employees or consultants of the Company or of any subsidiary of the Company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of April 30, 2012, 890,000 shares of our common stock remained available for future grants under the Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with for the fiscal year ended December 31, 2011.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department.  The text of our codes is posted on our Internet website at www.yidacn.net.  We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationship

 Minhua Chen and Yanling Fan are husband and wife.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of April 30, 2012, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of April 30, 2012, we had a total of 19,571,785 shares of common stock outstanding.

Unless otherwise specified, the address of each of the persons set forth below is c/o China Yida Holding, Co., 28/F Yifa Building, No. 111 Wusi Road, Fuzhou, Fujian, People’s Republic of China.

Name and Address of Beneficial Owner (1)	Number of Shares and Nature of Beneficial Ownership (1)		Percent of Common Stock Outstanding
Executive Officers and Directors
Minhua Chen	5,641,978	(2)	28.81%
Yanling Fan	5,611,978		28.70%
Yongxin Lin	0		--
Chunyu Ying	0		--
Fucai Huang	0		--
Michael Marks 35226 CITIC Square 1168 Nanjing Road West Shanghai, China 200041	80,000	(3)	*
All directors and executive officers as a group (6 persons)	11,333,956		57.60%

Other 5% Shareholders
Pope Investment II, LLC (4) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	2,066,075	(5)	10.56%

* less than 1%.

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)	Including 30,000 shares of common stock issuable upon exercise of stock options, which were transferred from George Wung and Wei Zhang as a gift on January 6, 2012.
(3)
Represents 60,000 shares of common stock issuable upon exercise of vested stock options, which were granted to Mr. Michael Marks pursuant to a non-qualified stock option agreements dated June 10, 2009 and March 17, 2011 and 20,000 restricted shares granted pursuant to a director agreement dated June 10, 2011.

(4)	William P. Wells is the managing member of Pope Investment II, LLC, acting alone, has voting and dispositive power over the shares beneficially owned by Pope Investment II, LLC.
(5)	Beneficial ownership of 2,066,075 shares is based on a Form 4 filed with the SEC by Pope Investment II, LLC on March 23, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than described below, to the best of our knowledge, there were no other related transactions with related persons in the fiscal years ended December 31, 2011 and 2010:

Rental Expense

The Company incurred rental expenses of $153,716 and $96,500 for the year ended December 31, 2011 and 2010, respectively and which included $9,282 and $8,851, respectively, paid to Xin Hengji Holding Company Limited, a related party. Xin Hengji Holding Company Limited is the 100% controlling shareholder of Fujian Xin Hengji Advertising Co., Ltd. Our chairman and Chief Executive Officer, Mr. Minhua Chen, is the controlling shareholder of Xin Hengji Holding Company Limited.

Television Contract

There was a contract in force for the period of August 1, 2003 to July 31, 2010 between Xin Hengji Holding Company Limited (“XHJ”) and Fujian Education Media Limited Company, a wholly state-owned company organized by the Fujian Education TV Station under the laws of the People’s Republic of China, (“FETV”) that provided for prepaid airtime to be purchased and utilized by the related party in return for payment of RMB 5,000,000 ($792,000) and purchase of suitable programming for the station in the amount of an additional RMB 5,000,000 ($792,000) (Educational Programming). XHJ is 80% owned by Chairman Minhua Chen and the other 20% of XHJ is owned by his mother.  A copy of the agreement between XHJ and FETV and the assignment agreement between XHJ and Fuzhou Fuyu are attached hereto as Exhibits 10.30 and 10.31, respectively.

XHJ assigned the rights of the above contract to the Company to manage the commercial air time of the TV station. Under the terms of the assignment, XHJ was responsible for paying RMB 5,000,000 ($792,000) to purchase the TV programs and is entitled to any revenue generated other than the commercial revenue. Any commercial revenue is the revenue generated from the sale of air time. The Company is responsible for paying for the air time in an amount equal to RMB 5,000,000 ($792,000), provided, however, if the Company purchased the TV programs and paid RMB 5,000,000 ($792,000) for the purchase of the TV programs, then the Company did not have to pay RMB 5,000,000 ($792,000) for the purchase of the air time. The amount paid over the air time of RMB 5,000,000 ($792,000) by the Company was the Company’s advertising costs incurred and charged as cost of sales against specific airtime segments and this will not be reimbursed by XHJ.  The above agreement expired on July 31, 2010 and was not renewed. Accordingly, after July 31, 2010, XHJ is no longer making payments to FETV. XHJ was originally a party to this agreement because at the time it was executed, August 1, 2003, China Yida and its subsidiaries were not incorporated or operating. However, after it was assigned to the Company, Fuzhou Fuyu Advertising Co., Ltd. conducted the advertising and other media activities. These activities were within the business scope of Fuyu’s business license.

In lieu of the agreement with XHJ, on July 30, 2010, Fuzhou Fuyu Advertising Co., Ltd. entered into a similar agreement with FETV, pursuant to which, FETV granted Fuyu exclusive management rights for the FETV station. This agreement is for a period of 5 years. From August 1, 2010 to July 31, 2011, Fuyu shall pay to FETV an annual payment of RMB 12,000,000 ($1,893,000). From August 1, 2011 to the end of the contract on July 31, 2015, annual payment to FETV will be increased by 20% for each year.

The revenue from FETV media business in 2010 was RMB 212,340,000  and the cost associated with purchasing the programs was RMB 5 million ($792,000). There is no need to pay the contract fees to XHJ. China Yida pays RMB 5 million ($792,000) to the FETV in 2010. The revenue from FETV media business in 2011 was RMB 191,920,000, and the cost associated with purchasing the programs was RMB 13 million in 2011. XHJ no longer pays any amounts to FETV and has no income from the FETV business. XHJ, however, does generate other income from other businesses, unrelated to the listed company, including news broadcasts, education program broadcasting and English TV lectures.

AUDIT–RELATED MATTERS-AUDIT FEES AND SERVICES

Information About Auditors

The Audit Committee of the Board of Directors appointed KCCW Accountancy Corp. as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2012 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements. KCCW Accountancy Corp. has served as our independent registered public accounting firm since April 13, 2012. The Audit Committee Charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board of Directors approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and audit-related fees paid to the auditors with respect to the 2011 fiscal year were pre-approved by the Audit Committee of the Board of Directors.

Friedman LLP served as our independent auditors for the years ended December 31, 2011 and 2010. The Audit Committee pre-approves all services performed by our principal auditor.

Change of Auditor

On April 13, 2012, the Audit Committee of China Yida Holding, Co. approved the dismissal of Friedman LLP (“Friedman”) as our independent registered public accounting firm, effective immediately. Friedman’s reports on our financial statements as of and for the fiscal years ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2011 and 2010 and through the dismissal of Friedman on April 13, 2012, there were (1) no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K. We furnished Friedman with a copy of this disclosure on April 13, 2012, providing Friedman with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  We have received the requested letter from Friedman, and a copy of such letter is filed as Exhibit 16.1 to the current report on Form 8-K filed on April 17, 2012.

Concurrent with the decision to dismiss Friedman as our independent auditor, the Audit Committee appointed KCCW Accountancy Corp. (“KCCW”) as our independent auditor. Prior to engaging KCCW, neither the Company nor anyone acting on its behalf consulted KCCW with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that EFP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Friedman LLP for the years ended December 31, 2011 and 2010.

	Fiscal 2011	Fiscal 2010
Audit Fees	211,500	190,000
Audit Related Fees	0	0
Tax Fees	23,000	0
All Other Fees	0	0
Total	$234,500	$190,000

Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board prior to the completion of the audit.  Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for the Board of Directors

Our amended and restated by-laws provide that the number of our directors shall be not more than eleven (11) nor less than one (1), as fixed from time to time in our by-laws or by our Board of Directors. The Board currently consists of five (5) members, all of whom are standing for re-election.  Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

The Board has recommended for election Minhua Chen, Yanling Fan, Fucai Huang, Michael Marks and Chunyu Yin. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with China Yida, the dates of their initial election or appointment as director are as follows:

Name	Position/Title with China Yida	Age	Other Occupation	Director Since
Minhua Chen	Chairman and Chief Executive Officer	55		November 2007

Yanling Fan	Director and Chief Operating Officer	39		November 2007

Michael Marks	Director Chairman of the Audit Committee	40
Director of China Housing and Land Development, Inc.
Director of Shengkai Innovation, Inc.
Director of Yanglin Soybean, Inc.
Director of Jiangbo Pharmaceuticals, Inc.
Director of Funtalk China Holdings Limited
				June 2009

Chunyu Yin	Director Audit Committee Member	65	CEO of East Prosperity International Advertising Company	June 2009

Fucai Huang	Director Audit Committee Member	65	Professor at Xiamen University Tourism Department	June 2009

For information as to the shares of common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management, as to other Board Matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Minhua Chen

Chairman Chen has been the Chief Executive Officer of China Yida Holding, Co. since November 2007.  Chairman Chen is a Director for Fuzhou Hongda Commercial Services Co., Ltd. and the Chairman for Fujian Jintai Tourism Developments Co., Ltd and Anhui Yida Tourism Development Co., Ltd, and is also the Chief Executive Officer of Jiangxi Fenyi Yida Tourism Development Co., Ltd and Jiangxi Zhangshu Yida Toursism Development Co., For the past five years, Chairman Chen has been a part-time professor at the Tourism College of Fujian Normal University and a tutor for postgraduate students.  He is also the vice-president of Fujian Provincial Tourism Institute and vice-president of Fujian Advertisement Association. From 1978 to 1992, he was a news journalist and editor-in-chief of “Fujian Internal Reference,” eventually becoming the head of the journalist station of “Fujian Daily” in Sanming City and general manager of the newspaper “HK-Taiwan Information.”  During that period, he was appointed as chief journalist of Fujian Province to HK, where he was in charge of news and management of the publication.  During these years, several of his works in journalism received national and provincial prizes and were published in books.  He received awards for “Excellent News Journalist” and “Advanced Workers of News Management.”  Since the establishment of New Handsome Joint Group in 1995, he has advocated and practiced the concept of “circulating cultural economy.”  In 2005, he published a scholarly treatise “General Theory of Tourism and Chinese Traditional Culture”, which has been used as the educational material for undergraduates in Tourism College of Fujian Normal University.  In February 2007, he was awarded as one of the “2006 Ten Most Distinguished Persons of Fujian Economic.”  Since 1992, Chairman Chen has worked full-time as Hong Kong Yi Tat’s CEO and has run all the subsidiaries, including the media and tourism businesses. We believe that Mr. Chen’s experience in the media and tourism industry in general and his services as a key executive and/or director of our subsidiaries and other media companies qualify him to serve as a director of the Company.

Yanling Fan

Fan Yanling has served as Chief Operating Officer of the Company since 2001 and a director of the Company since November 2007. Fan Yanling is the Executive Director of Fujian Jiaoguang Media Co., Ltd. and the Chairman for Fuzhou Hongda Commercial Services Co., Ltd. and a Director of Fujian Jintai Tourism Developments Co., Ltd. and is member of the Board of Supervisors of Jiangxi Fenyi Yida Tourism Development Co., Ltd and Jiangxi Zhangshu Yida Toursism Development Co., From 1992 to 1994, Ms. Fan was a journalist and radio anchorwoman for the Voice of Haixia.  From 1995 to 2004, she was the general manager of New Handsome Advertisement Co., Ltd.  Since 2000, she has taken on the following positions: General Manager of New Handsome Joint Group (Fujian), General Manager of Hong Kong Yitat International Investment Co., Ltd, Chairman of Fujian Gold Lake Economy and Trading (Tourism) Development Co., Ltd., Director of Sydney Communication College (Australia), and General Manager of Fujian Education and Broadcasting Media Co., Ltd.  In 2005, she was awarded “Fujian Splendid Women” and “Advanced worker of advertisement industry Fuzhou 2005.” We believe that Ms. Fan’s experience in the media and tourism industry and her current and previous services in various media companies qualify her to serve as a director of the Company.

Michael Marks

Michael Marks has been a director of the Company of the Company since June 2009. Until December 2007 he was a managing director and principal of Sonnenblick Goldman Asia Pacific Limited. Until July 2009, Mr. Marks was the President and Director of Middle Kingdom Alliance Corp., a Special Purpose Acquisition Corporation, which invested in and merged with Pypo Digital Company Limited.  Mr. Marks continues to serve as a director of the board of the newly merged company, Funtalk China Holdings Limited (NASDAQ: FTLK). Mr. Marks is currently audit committee chairman and independent director of Shengkai Innovations, Inc. (NASDAQ: VALV), and Jiangbo Pharmaceuticals, Inc. (NASDAQ: JGBO), and is also independent director and audit committee member of China Housing and Land, Inc. (NASDAQ: CHLN) and Yanglin Soybean, Inc. (OTCBB: YSYB).

Mr. Marks has been involved in over US$2 billion of transactions in China over the past eight years, as a principal, advisor, or investment banker, and has worked closely with international and Chinese institutions.  These include, inter alia, The Carlyle Group, Starwood Capital, Goldman Sachs, Dubai Investment Group, Investec Bank, Standard Bank, Beijing International Trust and Investment Corporation, China Jin Mao Group Company Limited, and Shanghai Investment Group.

In January 2003, Mr. Marks founded the China practice of Sonnenblick Goldman, a New York headquartered investment bank established in 1893, and served as China managing director and regional principal of the firm until December 2007 when the global firm was sold.  In September 2002, Mr. Marks founded the Shanghai office of Horwath Asia Pacific, a management consulting and advisory firm affiliated with Horwath International, a global accounting and advisory firm.  He served as its director and Shanghai representative until December 2005.  From January 1998 to June 1999, Mr. Marks served as a manager of Horwath Asia Pacific in Sydney, Australia.  In March 2001, Mr. Marks founded B2Globe, and served as its chief executive officer until August 2002, when B2Globe was sold.

In June 1999, Mr. Marks joined Metro Education in China and co-founded Metro Corporate Training in Shanghai, and served as the group and company’s chief executive officer until February 2001.  From June 1999 to November 2004, when a controlling interest in Metro Education was sold, Mr. Marks also served as a director.  From January 1995 to January 1998, Mr. Marks worked in the audit, corporate finance and advisory divisions in the Johannesburg, South Africa office of PricewaterhouseCoopers.

Mr. Marks graduated with a Bachelor of Commerce (Honors) and Masters of Commerce from the University of the Witwatersrand in Johannesburg, South Africa in 1994 and 1997 respectively.  He was also president of the Commerce Students Council and vice-president of the All Faculty Council in 1994.  In 1998 Mr. Marks graduated with a Bachelor of Arts (Psychology) degree from the University of South Africa.  In 1995, Mr. Marks completed his qualifying examinations of the Chartered Institute of Management Accountants in the United Kingdom.  In 1997, Mr. Marks qualified as a Chartered Accountant in South Africa, and in 1999 as a Fellow of the Association of International Accountants in the United Kingdom. Since June 1999 Mr. Marks has lived in Shanghai, China. He speaks fluent Mandarin, French and English.  We believe that Mr. Mark’ s experience as an independent director in Nasdaq/OTCBB listed Chinese companies will provide bring valuable insight to the board  in view of us as a public company subject to the reporting and internal controls requirements of the Securities Exchange Act and Sarbanes Oxley.  Additionally, his professional qualifications as a chartered accountant as well as his experience in finance, corporate governance and development and business operations will also have important impact to the board into our business operations, financing and corporate governance, and therefore qualify him as a director of the Company.

Chunyu Yin

Chunyu Yin has been a director of the Company since June 2009. Ms. Yin has a wealth of experience in China’s advertising and media industry. Between 1984 and 2002, Ms. Yin served as the general manager of China’s first state-owned cosmetics advertising company – Beijing Dabao Advertising Co. During those eighteen (18) years, the company’s annual sales increased from 40 million to 1.5 billion RMB. After she left Beijing Dabao Advertising Co. in 2002, she served as manager in several advertising companies. Currently, she is the Chief Executive Officer of East Prosperity International Advertising Company, and a teaching professor at Beijing Union University Advertising School.

All of the advertising companies in which Ms. Yin served as manager are listed on the Top 100 Advertising Companies List in China. The well-known clients she served, or is currently serving, include Daobao Cosmetics, Haier, Hisense Electric, Ariston Refrigerator, Shanxi Fen Wine, Red Eagle, Furong Wang, Tsingtao Beer, and Yanjing Beer. Ms. Yin has also achieved acknowledgement and recognition in the media industry. She participated in planning, producing and filming many important TV programs and dramas, including “Walk into Taiwan,” “China’s Economic Reports,” “1/2 Hour Economic Report,” “CCTV Young Singer Competition,” “Red Eagle Cinema” on Phoenix Channel, and the TV drama “The Prime Minister Liu Luoguo.”

In addition, Ms. Yin organized several large-scale events for Chinese government’s ministries and commissions and other international organizations: Putian Yanhuang Millennium, Dragon Board World Cup, China’s Trade Marks around the World, 2004 Miss Universe Finale, 2007 Miss Japan International Finale, Hong Kong’s Second International Mahjong Competitions.

Ms. Yin received her bachelor degree in Chinese from People’s University of China in 1979. We believe that Ms. Yin’s experience in the advertising and media industry, her services as key executive in the advertising companies and her recognition in the China media industry qualify her to service as a director of the Company.

Fucai Huang

Fucai Huang has been a director of the Company since June 2009. Mr. Huang, founder of Xiamen University Tourism Department, has served as a full-time professor at Xiamen University for 30 years. Currently, he is also the director of tourism management doctorate program of Xiamen University. Before he was appointed as the director of the doctorate program, he was in charge of the tourism management post-doctorate program and served as doctorate student advisor. Before he joined Xiamen University, between 1989 and 1998, he was the director of Xiamen University Tourism Management Planning and Research Institute, a part time professor at the Tourism Department of Beijing International Studies University, and a consultant to Fujian tourism development.

Mr. Huang is an expert among China’s tourism academics. Between March 2008 and March 2009, Mr. Huang was appointed by the China National Tourism Bureau to preside over the Open Tourism Market for Mainland Citizens’ Travel to Taiwan and Related Management Issues.  In 2006 and 2007, he was invited by the China National Tourism Bureau and Taiwan Office of CPC Central Committee to represent China’s tourism academics to draft monographs and to participate in Strait Economic Trade Forum. Between 2005 and 2006, Mr. Huang engaged in the planning, research, and modification of display contents of China Fujian-Taiwan Kinship Museum sponsored by the Publicity Department of the CPC Central Committee and Fujian Provincial Committee. China Fujian-Taiwan Kinship Museum became the new tourism landmark of the west coast of Taiwan Strait, and a popular tourist attraction in Quanzhou, Fujian.

Mr. Huang obtained his Bachelor Degree in History from Xiamen University in 1976. We believe that Mr. Huang’s strong academic background in the tourism management and development qualifies him to serve as a director of the Company.

Family Relationship

Minhua Chen and Yanling Fan are husband and wife.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has appointed KCCW Accountancy Corp. as our independent registered public accounting firm to audit the consolidated financial statements of China Yida Holding, Co. and its subsidiaries for the fiscal year ended December 31, 2012. Representatives of KCCW Accountancy Corp. will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.  Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of KCCW Accountancy Corp. to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT
OF KCCW ACCOUNTANCY CORP. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2012

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Delaware law there are no dissenter’s rights available to our stockholders in connection with either the election of our Board of Directors or the ratification of the appointment of our registered public accounting firm.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2011 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2011 Form 10-K by writing to us at China Yida Holding, Co., at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, Attention: Corporate Secretary, or from our website, www.yidacn.net under the heading “Investor Relations.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to China Yida Holding, Co., at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003, Attention: Corporate Secretary.

PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2012 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2013 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

China Yida Holding, Co.
Attention: Corporate Secretary
28/F, Yifa Building, No.111 Wusi Road
Fuzhou, Fujian Province, China, 350003
Tel: +86 (591) 2830 2230
Fax: +86 (591) 2830 8358

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2012 annual meeting must be received by us at our principal executive office no later than February 20, 2013 in order to be eligible for inclusion in our 2013 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Yida Holding, Co., 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003. Please note that additional information can be obtained from our website at www.yidacn.net.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS
By: /s/ Minhua Chen
Minhua Chen, Chairman

Fuzhou, China
April 30, 2012

PROXY

CHINA YIDA HOLDING, CO.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 17, 2012

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Minhua Chen and Yanling Fan, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, 350003.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR all nominees:

1.	ELECTION OF DIRECTORS. Minhua Chen, Yanling Fan, Michael Marks, Chunyu Yin and Fucai Huang
☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

The Board of Directors recommends you vote FOR proposals 2:

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accountants for fiscal year ending December 31, 2012.

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CHINA YIDA HOLDING, CO.
28/F, Yifa Building, No.111 Wusi Road,
Fuzhou City
Fujian Province
People’s Republic of China
350003

**Important Notice Regarding the Availability of Proxy Materials**

for the

2012 Annual Meeting of Stockholders

to Be Held on

June 17, 2012

The proxy statement and annual report on Form 10-K are available at www.yidacn.net.

Meeting Information		How to Vote

Date:	June 17, 2012	To vote, simply complete and mail the proxy card. Alternatively, you may elect to vote in person at the annual meeting. You will be given a ballot when you arrive.
Time:	10:00 AM (China Beijing Time) (10:00 PM EDT)

Location:	28/F, Yifa Building, No.111 Wusi Road
Fuzhou City, Fujian Province P.R. China 350003

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of five directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Minhua Chen Yanling Fan Michael Marks Chunyu Yin Fucai Huang

☐FOR all nominees, listed above (except as specified below). ☐WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

The Board of Directors recommends you vote FOR proposals 2:

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
To ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accountants for fiscal year ending December 31, 2012.

☐ FOR. ☐ AGAINST. ☐ ABSTAIN.

Exhibits:

1.	Form 10K for the year ended December 31, 2011, filed with the SEC on March 29, 2012.